

Community Trust Bancorp, Inc.®

Investor Presentation

NASDAQ: CTBI

November 2009

www.ctbi.com

CAUTIONARY STATEMENT

Information provided herein by the Corporation contains "forward-looking" information. The Corporation cautions that any forward-looking statements made by the Corporation are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to the Corporation's 2008 Annual Report on Form 10-K Part I, Item 1. for additional information.

Organizational History
"Over a Century of Service"

1903	The Pikeville National Bank founded
1936	Pikeville National Bank & Trust Co. incorporated
1981	Formed Pikeville National Corporation
1987-2005	Acquired 14 banks and purchased 17 branches
1997	Changed name to Community Trust Bancorp, Inc.
1997-2002	Merged all banks into lead bank--Community Trust Bank, Inc.
Presently	Two operational subsidiaries

Organizational Structure


Community Trust Bancorp, Inc.
Pikeville, Kentucky
Community Trust Bank, Inc.
Pikeville, Kentucky
Community Trust and Investment Company
Lexington, Kentucky

- Community Trust Bank, Inc.
  - Regional market structure provides synergies
- Community Trust and Investment Company
  - Assets under management $1.0 billion
  - Includes CTB investment portfolio of $313 million

Financial data as of September 30, 2009

Our Banking Franchise


Russell
Georgetown
Flemingsburg
Ashland
Huntington
Summersville
Frankfort
Mount Sterling
Fort Gay
Hamlin
Versailles
Lexington
Winchester
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Knott
Campbellsville
Greensburg
London
Whitesburg
Somerset
Jenkins
Columbia
Jamestown
Corbin

- Community Trust Bank Branch Office
- Community Trust & Investment Office

76 branch locations serving 33 counties throughout Kentucky and West Virginia

Market Analysis

Competitive Position

- 2nd largest Kentucky domiciled bank holding company
- 7th largest bank in Kentucky in terms of deposit market share for all FDIC insured institutions
- #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions

Economic Diversity

- Eastern Kentucky Region
  - Energy - coal and natural gas production
  - Tourism
  - Regional retail and legal center
  - Indirect lending
- Central Kentucky Region
  - Service based university cities
  - 1-4 family residential construction lending
  - Equine lending
  - Light manufacturing
  - Toyota manufacturing
- Northeastern Region
  - Coal distribution/mining
  - Electric power generation
  - Chemical production
  - Light manufacturing
  - Agricultural base-cattle/tobacco
- South Central Region
  - Tourism lending
  - Light manufacturing
  - Retail distribution hub

Operational Philosophy

- Executive Management and Board of Director Commitment to Corporate Governance
- Local Market Presidents
- Decentralized decision making
- Centralized operations and risk management
- Specialized product offerings
- Maximized use of technology

Traditional Community Banking

Focused on Retail and Commercial Products & Services

Retail

- Traditional Home Mortgages
  - Portfolio
  - Service Retained
  - $3.1m Mortgage Servicing Rights
- Personal Loans
- Indirect Auto Loans
- Equity Lines of Credit
- Deposit Products & Services
- Internet Banking
- Brokerage and Personal Trust Services
- ATMs/Debit Cards

Commercial

- Small Business Loans
- USDA Loans
- SBA Loans
- Auto Floor Plans
- Commercial Real Estate
- 1 – 4 Family Real Estate Development
- Energy Lending (Coal & Natural Gas)
- Corporate Trust Services
- Cash Management Services

Executive Management Team

Name	Position	Banking Experience	Yrs. w/ CTBI
Jean R. Hale	Chairman, President and CEO	40 years	40
Mark A. Gooch	CTB President and CEO	28 years	28
Tracy E. Little	CTIC President and CEO	35 years	6
Kevin J. Stumbo	EVP/Controller	22 years	14
Steven E. Jameson	EVP/Risk Manager	24 years	5
James J. Gartner	EVP/Chief Credit Officer	41 years (17 at OCC)	7
James B. Draughn	EVP/Operations	16 years	16
Michael S. Wasson	EVP/C KY President	38 years	9
Richard W. Newsom	EVP/E KY President	26 years	26
Ricky Sparkman	EVP/SC KY President	24 years	15
Larry W. Jones	EVP/NE President	41 years	7

Operational Challenges

- 2008
  - Economic Crisis
    - Worldwide historic recession
    - Greed, leverage, fraud
    - Volatile gas prices
    - Failed investment banks
    - Treasury places GSE in receivership
    - Mortgage giants fail
    - "Too big to fail" theory
    - Retail icons failed
    - Unemployment levels increased
    - Consumer confidence plummeted
    - Commercial banks failed
    - Interest rates reach historic lows
    - Government intervention
      - Emergency Economic Stabilization Act
      - Investments in AIG and auto industry
- 2009
  - Continued deterioration of the U.S. economy
  - Federal government working to stabilize the U.S. economy
  - World economy still in crisis
  - FDIC "Special Assessments"

Performance Summary

	YTD 2009	2008	2007	2006	2005
EPS	$1.20	$1.54	$2.42	$2.59	$2.31
ROAA	0.80%	0.79%	1.23%	1.33%	1.22%
ROAE	7.65%	7.48%	12.45%	14.51%	13.98%
Net Int. Margin	3.68%	3.88%	3.90%	4.02%	4.03%
Efficiency Ratio	64.59%	58.39%	57.62%	56.67%	56.83%
Nonperf. Loans	1.88%	2.22%	1.43%	0.66%	1.02%
Net Charge-offs	0.63%	0.38%	0.27%	0.29%	0.37%
As a % of Average Assets:					
Nonint. Income	1.34%	1.24%	1.23%	1.11%	1.19%
Nonint. Expense	3.08%	2.83%	2.79%	2.73%	2.79%

YTD 2009 information annualized as of 9/30/09 except EPS

Earnings Review

Earnings Per Share



$2.09
$2.31
$2.59
$2.42
$1.54
2004
2005
2006
2007
2008
$1.11
$1.20
Sept '08
Sept '09
Year- to- date as of September 30th

- EPS decreased 36.4% from 2007 to 2008
- 2009 EPS projected at $1.55 - $1.65 per share

Net Income



(in millions)
$31.0
$34.4
$39.1
$36.6
$23.1
2004
2005
2006
2007
2008
$16.6
$18.1
Sept '08
Sept '09
Year- to-date as of September 30th

- 2009 projected net income $23 - $24 million

Net Income

- **2008 Major Impacts**
  - At June 30, 2008, CTBI held $14.9 million in Freddie Mac and Fannie Mae pass-through auction rate securities which had an unrealized loss of $0.5 million. As a result of the U.S. Treasury placing Freddie Mac and Fannie Mae into conservatorship on September 7, 2008, the value of these investments decreased materially resulting in $14.5 million in other than temporary impairment charges to earnings on these securities.
  - CTBI also recorded a $1.5 million decline in the fair value of its mortgage servicing rights during 2008 and increased its provision for loan losses by $4.9 million year over year.

- **2009 Major Impacts**
  - Increased FDIC premiums and special assessment
  - Increased allocations to the allowance for loan losses

Revenues

(in millions)


$127.1
$136.7
$140.3
$142.6
$125.4
$144.2
2004
2005
2006
2007
2008
Sept '09

- 2008 revenues decreased 12.1%
- 2009 projected revenues $143 - $145 million

**Sept '09 annualized*

Noninterest Income

as a % of Total Revenue

(in millions)



$33.9
$33.5
$32.6
$36.6
$21.8
$41.4
34%
28%
21%
15%
2004
2005
2006
2007
2008
Sept '09
Noninterest Income
% of Total Revenue

- 2008 noninterest income
  - OTTI charges
  - Decline in fair value of mortgage servicing
  - Increased gains on sales of loans, deposit service charges and trust revenue
- 2009 noninterest income
  - Increase in gains on sale of loans
  - Increase in loan related fees and the fair value of mortgage servicing rights
  - 2009 projected noninterest revenue 29% - 31% of total revenue

**Sept '09 annualized*

Net Interest Revenue

(in millions)


$93.2
$103.2
$107.8
$106.0
$103.6
$102.9
2004
2005
2006
2007
2008
Sept '09

- 2008 decrease in net interest revenue was $2.4 million
- 2009 annualized decrease in net interest revenue of $0.7 million
  - Net interest margin decreased 27 basis points YTD 2009 compared to YTD 2008
  - Average earnings assets increased $140.0 million YTD 2009 compared to YTD 2008

**Sept '09 annualized*

Net Interest Margin



3.90%
3.78%
4.00%
3.59%
3.94%
3.32%
3.95%
3.63%
3.88%
3.32%
3.68%
3.45%
Dec '07
Mar '08
Jun '08
Sept '08
Dec '08
Sept '09
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 09/30/09 -4.16%

- % of assets repricing
  - Within 30 days 38.08%
- % of liabilities repricing
  - Within 30 days 25.02%
  - Within 90 days 36.93%
  - Within 180 days 51.81%

June '09 peer data used for Sept '09 comparison

Net Noninterest Expense

as a % of Average Earning Assets

(in millions)



$40.7
$45.1
$47.8
$46.4
$60.8
$52.2
2.30%
2.10%
1.90%
1.70%
1.50%
2004
2005
2006
2007
2008
Sept '09
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio

(in millions)



$74.6
$78.6
$80.4
$83.1
$82.5
$93.5
80%
75%
70%
65%
60%
55%
50%
2004
2005
2006
2007
2008
Sept '09
Noninterest Expense
Efficiency Ratio
Peer

**Sept '09 annualized*

June '09 peer data used for Sept '09 comparison

Balance Sheet Review

Total Assets


(in billions)
$2.71
$2.85
$2.97
$2.90
$2.95
$3.04
2004
2005
2006
2007
2008
Sept '09

- Total assets increased 1.8% during 2008 to $2.95 billion
- Total assets increased an annualized 3.7% YTD 2009 to $3.04 billion
  - Loan growth $54.0 million
  - Deposit and repurchase agreement growth $95.0 million
  - Investment portfolio growth $2.7 million
- Total assets are expected to increase $85 - $95 million in 2009

Total Loans

(in billions)



$1.90
$2.11
$2.17
$2.23
$2.35
$2.40
2004
2005
2006
2007
2008
Sept '09

- 2009 projected loan growth $65 - $75 million

Loan Portfolio Mix



September 30, 2009
Consumer 22%
Comm R/E 35%
R/E Mortgage 27%
Comm Other 16%

Concentrations of Credit

as a % of Total Loans



September 30, 2009
2.5%
4.1%
4.6%
2.7%
6.2%
3.2%
2.2%
2.0%
Agricultural
Apartments & Rental Housing
Coal Mining & Support
Floorplans
Hotel/Motel
Non-Residential Real Estate Rental
Bank Holding Company
Land Subdivision and Development

Net Charge-offs
as a % of average loans



1.43%
0.66%
0.63%
0.35%
0.37%
0.38%
0.29%
0.27%
0.24%
0.19%
0.15%
0.13%
2004
2005
2006
2007
2008
Sept '09
CTBI
Peer

**Sept '09 annualized*
June '09 peer data used for Sept '09 comparison

Net Charge-offs by Loan Category



September 30, 2009
17%
6%
2%
75%
Commercial
Mortgage
Consumer
Indirect

Nonperforming Loans

as a % of Total Loans



1.06%
0.57%
1.02%
0.52%
0.66%
0.56%
1.43%
1.08%
2.22%
2.40%
1.88%
3.61%
2004
2005
2006
2007
2008
Sept '09
CTBI
Peer

Loan Loss Reserve

as a % of net loans



1.42%
1.30%
1.40%
1.22%
1.27%
1.16%
1.26%
1.20%
1.31%
1.50%
1.33%
2.04%
2004
2005
2006
2007
2008
Sept '09
CTBI
Peer

June '09 peer data used for Sept '09 comparison

Nonperforming Loan Mix



September 30, 2009
Consumer 2%
R/E Mortgage 20%
Comm Other 17%
Comm R/E 61%

Nonperforming Assets

as a Percentage of Total Assets



0.92%
0.94%
0.63%
1.37%
2.12%
2.70%
2004
2005
2006
2007
2008
Sept '09

- Nonperforming assets increased from $62.6 million at year-end 2008 to $81.9 million at September 30, 2009
  - OREO increased from $10.4 million to $36.6 million at September 30, 2009

Total Deposits

including Repurchase Agreements

(in billions)



$2.23
$2.38
$2.50
$2.45
$2.49
$2.58
2004
2005
2006
2007
2008
Sept '09

- Total deposits including repurchase agreements are expected to increase $95 - $110 million in 2009

Deposit Mix

(including Repurchase Agreements)

September 30, 2009



Repurchase Agreements 7%
Noninterest Bearing 17%
Other Time 6%
NOW 1%
CDs <$100K 26%
MMDA 16%
Savings 8%
CDs >$100K 19%

Managing Liquidity through Innovative Products


It's Back!!!
HOOPS®
Certificate of Deposit
The CD with more Points!
For more information stop by or call
1-800-422-1090
Community Trust® Bank
building communities...built on trust®
Member FDIC
HOOPS® CD is available through November 13, 2009. Substantial penalty for early withdrawal.

- 12 Month Certificate of Deposit: April 1st through maturity, rate paid is adjusted by 1 basis point for each University of Kentucky win; bonus 100 basis points added to rate for National Championship win.

- Volume varies as needs vary:
  - 2003 $ 92,856,000
  - 2004 $ 134,985,000
  - 2005 $ 196,788,000
  - 2006 $ 191,555,000
  - 2007 $ 158,001,000
  - 2008 $ 239,678,000
  - 2009 $ 234,299,000
    (as of 10/31/2009)

Shareholder Value

Historic Investment Returns

- Core value long-term investment
- Formation of bank holding company in 1981
- 12 stock splits
- 9 stock dividends
- 28 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 9.4%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders as of 9/30/09 include
  - 95 institutional investors (including CTIC – 10.10%) hold 6.8 million shares (45.20%)
  - 190 mutual funds hold 3.2 million shares (20.81%)

Dividends Per Share



$0.87
$0.98
$1.05
$1.10
$1.17
$1.20
9.4%
2004
2005
2006
2007
2008
2009*

- 2008 cash dividends increased 6.4%
- 9.4% compound growth rate for past five years
- September 30, 2009 cash dividend yield was 4.59%

*2009 is projected DPS

Shareholders' Equity



(in millions)
$236.2
$253.9
$282.4
$301.4
$308.2
$318.6
6.8%
2004
2005
2006
2007
2008
Sept '09

- Shareholders' equity has increased 30.5% during the past five years
- 6.8% compound growth rate for the past five years
- 2009 projected shareholders' equity $318 - $321 million

Book Value Per Share


$15.9
$16.9
$18.6
$20.0
$20.5
$21.0
2004
2005
2006
2007
2008
Sept '09

Tangible Common Equity/ Tangible Assets


6.53%
6.72%
7.40%
8.27%
8.37%
8.51%
2004
2005
2006
2007
2008
Sept '09

Total Market Capitalization



(in millions)
$629.5
$553.7
$461.2
$406.5
$414.2
$396.4
2004
2005
2006
2007
2008
2009

All data is as of year-end except 2009 which is based upon stock price on September 30, 2009

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2003
2004
2005
2006
2007
2008
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- An investment in CTBI stock on December 31, 2003 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2008

Comparison to Russell 2000 Index
of small cap companies

Return to Investors

For the Periods Ending September 30, 2009



-20.67%
-9.58%
-8.01%
-4.57%
1.95%
2.44%
9.65%
4.94%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

- 3-, 5-, and 10-year total returns annualized

2009 Key Strategic Initiatives

2009 Operational Initiatives

Attaining our 2009 corporate goals

- Working through asset quality issues
- Focus on core banking businesses
- Management of our net interest margin
- Continuing focus on expense control
- Internal growth and expansion through new branches and acquisitions
- Continued expansion of trust and brokerage services

2009 Operational Challenges

Major impacts on 2009 corporate goals

- Economic conditions within our markets
- Actions by the U.S. Government to manage the current economic crisis
- Asset quality
- Loan growth
- Net interest margin
- Noninterest income
- Profitable deposit growth driven by liquidity needs

CTBI's Franchise Value

- History of solid investor returns
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
  - Acquisitions
  - De nova branches
  - Trust subsidiary
  - Full service brokerage
- Strong experienced management team and 1,000 dedicated employees
- Our shareholders

Community Trust® Bancorp, Inc.

Serving our Communities for 105 Years




Community Trust Bank

